SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, DC  20549

                          FORM 8-K
                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)
                       December 11, 1998

                 FAHNESTOCK VINER HOLDINGS INC.
       (Exact Name of Registrant as Specified in Charter)

Ontario, Canada                   1-12043               98-0080034
(State or Other
Jurisdiction
of Incorporation)         (Commission File Number)     (IRS Employer
                                                       Identification No.)



P.O. Box 2015, Suite 1110
20 Eglinton Avenue West
Toronto, Ontario, Canada                                M4R 1K8
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number,including area code: (416) 322-1515


Former Name or Former Address, if Changed Since Last Report: Not applicable


Item 5. Other Events

On December 11, 1998, the Registrant issued a Press Release which is attached hereto as Exhibit 99.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAHNESTOCK VINER HOLDINGS INC.

BY: /s/ E.K. Roberts
E.K. Roberts,
President and Treasurer
December 11, 1998